SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K



                            CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):
                            June 11, 1998



                   UNITED VIDEO SATELLITE GROUP, INC.
           (Exact Name of Registrant as Specified in Charter)



       Delaware                0-22662                 73-1290412
   (State or Other           (Commission              (IRS Employer
   Jurisdiction of           File Number)           Identification No.)
    Incorporation)



     7140 South Lewis Avenue, Tulsa, Oklahoma          74136-5422
      (Address of Principal Executive Office)          (Zip code)



                            (918) 488-4000
          (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On June 11, 1998, United Video Satellite Group, Inc. and The News Corporation Limited announced the signing of a definitive agreement whereby News Corporation's TV Guide properties (including TV Guide magazine, the TVGEN entertainment web site and the soon to be acquired cable guide publisher TVSM) will be combined with United Video to create a platform for offering television guide services to consumers and advertisers. The transaction is further described in the press release dated June 11, 1998, which is attached as Exhibit 99 to this report.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits

          99.   Press Release, dated June 11, 1998

                               SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                  UNITED VIDEO SATELLITE GROUP, INC.




DATE:  June 17, 1998                By:   /s/ Peter C. Boylan III
                                       -----------------------------
                                           Peter C. Boylan III
                                               President and
                                          Chief Operating Officer